EXHIBIT 4.1(b)

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                            (AFTER ISSUANCE OF STOCK)

                         ASIA MEDIA COMMUNICATIONS, LTD.

         We,   the  undersigned,  Edward  J.  Tobin,  Chairman,  and  Steven  A.
Saide, Assistant Secretary of Asia Media Communications, Ltd. do hereby certify:

         That the Board of Directors of said corporation by Unanimous Written Consent of the Board of Directors dated March 11, 1999, adopted resolutions to amend the original articles as follows:

         Article First is hereby amended to read as follows:

         1. NAME. The name of the corporation is MyWeb Inc.com (hereinafter called the "Corporation").

         The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 9,485,355; that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                                   /s/ Edward J. Tobin
                                            ------------------------------------
                                            Edward J. Tobin, Chairman


                                                   /s/ Steven A. Saide
                                            -----------------------------------
                                            Steven A. Saide, Assistant Secretary

STATE OF NEW YORK   )
                    )   SS.
COUNTY OF NEW YORK  )

         On April 22, 1999, personally appeared before me, a Notary Public, Edward J. Tobin who acknowledged that he executed the above instrument.

                                                   /s/ Steven A. Saide
                                            -----------------------------------
                                                   Signature of Notary

(Notary Stamp or Seal)

STATE OF NEW YORK      )
                       )   SS.
COUNTY OF NEW YORK     )

         On April 22, 1999, personally appeared before me, a Notary Public, Steven A. Saide who acknowledged that he executed the above instrument.


                                                   /s/ Karen S. Johnson
                                            -----------------------------------
                                                    Signature of Notary

     (Notary Stamp or Seal)